
RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Fiscal Year 2010
Earnings Conference Call
June 16, 2010
8:30 a.m. EDT

Forward-Looking Statements





This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 16, 2010.

Conference Call Details





- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  – 800-642-1687, Conference ID#79992009
  – 706-645-9291, Conference ID#79992009 for international callers

RAND
LOGISTICS, INC.



Agenda

- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Lorraine Barber, Chief Financial Officer of Lower Lakes

- **Fiscal Year 2011 Earnings Opportunities**
  Laurence Levy, Chairman and Chief Executive Officer

Introduction
Laurence Levy





- The overall reduction in demand from our customers in the first half of the fiscal year reduced our vessel scheduling flexibility and decreased the overall operating efficiency of our fleet.
- In combination with increased customer demand in the second half of the fiscal year, favorable weather conditions on the Great Lakes during the October to December period, and unusually strong customer demand in January 2010, marine freight revenue recovered and exceeded the second half performance of the prior fiscal year.
- For the full year, marine freight revenue almost achieved prior year levels, despite the adverse market conditions and a weaker Canadian dollar during the revenue earning period.
- Demand in the markets we serve has been down by almost 50%, on a tonnage basis, for certain of the commodities that we transport. Despite this market softness, our fiscal year results, with overall tonnage volumes only down 2%, clearly illustrate the benefits of our differentiable and sustainable competitive advantages, including:
  - High barriers to entry;
  - A non-duplicatable asset portfolio;
  - Long term contracts with revenue visibility; and
  - An efficient cost structure.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- We are very pleased with our operating performance, particularly considering that volumes of certain commodities transported on the Great Lakes were down significantly in the 2009 sailing season, versus the prior year.

- Despite the fact that volumes were down lakes-wide, we did see a modest improvement in some of the commodities that we transport and were able to partially offset the reduction in overall demand with increased business in our grain and salt cargos.

- Our overall tonnage volumes were only down by 2%, excluding outside voyage charter. This was a direct result of our diverse customer base, the scheduling flexibility inherent in the size and configuration of our fleet, our cost efficient operating model and our market position.

- Overall, we are pleased with our vessel utilization which equaled 95.2% of the theoretical maximum of 3,300 days for the shipping season.





Business Environment and Operational Overview
Scott Bravener



U.S.-Flag Dry-Bulk Cargo Carriage on the Great Lakes
2009 Sailing Season
(net tons in thousands)



Iron Ore
60,000
50,000
40,000
30,000
20,000
10,000
0
47,223
48,235
-50.2%
24,031
2008 Sailing Season
YTD 5-Yr Average
2009 Sailing Season



Salt
1,500
1,000
500
0
1,225
1,163
8.4%
1,261
2008 Sailing Season
YTD 5-Yr Average
2009 Sailing Season



Coal
30,000
25,000
20,000
15,000
10,000
5,000
0
24,972
25,420
-18.7%
20,675
2008 Sailing Season
YTD 5-Yr Average
2009 Sailing Season



Sand
500
400
300
200
100
0
359
438
-40.0%
263
2008 Sailing Season
YTD 5-Yr Average
2009 Sailing Season



Limestone
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
23,632
27,377
-38.8%
17,067
2008 Sailing Season
YTD 5-Yr Average
2009 Sailing Season



Grain
450
400
350
300
250
200
150
100
50
0
248
356
-14.3%
305
2008 Sailing Season
YTD 5-Yr Average
2009 Sailing Season



Rand total tonnage during FY2010 was down by only 2%, excluding outside voyage charter, compared to prior year

* Data from Lake Carriers Association

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

FY2009 YTD



Pellet Fines 0%
Ore Byproduct 0%
Pet Coke 0%
Slag 2%
Grain 8%
Coal 12%
Aggregates 44%
Ore 21%
Salt 13%
Aggregates
Salt
Ore
Coal
Grain
Slag
Pellet Fines
Ore Byproduct
Pet Coke

FY2010 YTD



Slag 2%
Coke 1%
Pet Coke 0%
Grain 12%
Coal 13%
Aggregates 42%
Ore 15%
Salt 15%
Aggregates
Salt
Ore
Coal
Grain
Slag
Coke
Pet Coke

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
FY2010 vs. FY2009

Sailing Days



3,160
3,155
3,150
3,145
3,140
3,148
0.2%
3,143
FY2009
FY2010

Marine Freight Revenue per Day



$27,500
$27,400
$27,300
$27,200
$27,100
$27,000
$27,266
0.7%
$27,087
FY2009
FY2010

Overall, we are pleased with our vessel utilization which equaled 95.2% of the theoretical maximum of 3,300 days for the FY2010 season.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener





- For the fiscal year ended March 31, 2010, vessel operating expenses per sailing day, excluding fuel and other surcharges revenue, declined by 4.9%, relative to the same time period in fiscal year 2009.
  - Third straight sailing season that we have been able to reduce the net amount of our vessel operating expenses, excluding fuel and other surcharge revenue, on a per sailing day basis.
  - Expense reductions are a result of improved operating metrics on our vessels, a constant focus on cost containment and the realization of gains resulting from our capital improvements.
- Remaining a cost efficient operator continues to be a key focus area for our entire management team.
- In conjunction with our comprehensive cost-reduction plan, we previously announced last year the complete elimination of incentive compensation. In light of our strong operating performance, we have revisited this decision and therefore the results the fiscal year ended March 31, 2010 now include an accrual for incentive compensation.
- We remain cautiously optimistic about our prospects for fiscal year 2011 and continue to believe that while the markets that we serve are fragile, the recovery will be gradual, muted and uneven.

RAND LOGISTICS, INC.

Financial Overview
Lorraine Barber



	Year ended March 31, 2010	Year ended March 31, 2009
Sailing Days	3,143	3,148
Freight Revenue/Sailing Day	$27,087	$ 27,266
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$15,763	$ 16,583
Repairs and Maintenance Expenses/Sailing Day	$ 1 ,692	$ 1,640
G&A (in millions)	$ 9.7	$ 10.1
Average F/X Rate	$0.919 USD per CAD	$0.895 USD per CAD

Financial Overview
Lorraine Barber

Operating Income Plus Depreciation and Amortization Bridge *
FY2010 Actual vs. FY2009 Actual
(U.S. Dollars 000's)



$25,000
$20,000
$15,000
$10,000
$5,000
$0
$19,878
$1,140
$1,290
($1,017)
($184)
$21,107
March YTD FY2009 Actual
Admin. Cost Savings
Operating Cost Reductions
Currency Translation
Misc. Other Items
March YTD FY2010 Actual

* Excludes GE Amendment Fee of $446K incurred in FY2010

Financial Overview
Lorraine Barber



Operating Income Plus Depreciation and Amortization*
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
Trailing Quarters Operating Income plus Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in Q1 & Q2 of FY2010

RAND LOGISTICS, INC.

Fiscal Year 2011 Earnings Opportunities
Laurence Levy



Three Distinct Areas for Profit Improvement

1. We believe that the successful renewal of our customer contracts that were due to expire at the end of fiscal year 2010, in conjunction with the additional business we have already secured, will allow us to increase our number of sailing days closer to our theoretical maximum.
   - Since we have already covered all of our fixed costs, these incremental sailing days will increase profitability.

2. As a result of price escalation provisions in our existing contracts and a further diversification in our commodity mix, we would expect that our marine freight revenue per day, excluding fuel and other surcharges, and outside charter revenue, is likely to increase by an amount greater than our vessel operating expenses per day. Furthermore, a series of measures and investments have already been identified, which will enable us to further reduce our vessel operating expenses.
   - We intend to continue to use the excess free cash flow that the business is generating to repay debt and to invest in high return on invested capital projects that maximize the operating efficiency of our vessels.

3. If we experience an improvement in customer demand, it will enable us to maximize the utilization efficiency of our vessels during our sailing days, providing the potential for substantial operating leverage and profit improvement:
   - We estimate that we lost approximately 28 days during the 2009 sailing season compared to the 2008 sailing season due to inefficiencies caused by the dramatic reduction in demand for the commodities that we transport.

RAND
LOGISTICS, INC.

Fiscal Year 2011 Earnings Opportunities
Laurence Levy



<u>Outcome</u>

- Barring a further downturn in the economy or a significant adverse change in exchange rates; we believe that our fiscal year 2010 results reflect the floor of the Company's earnings.

- Given the high degree of confidence that we have related to the contractual bookings we already have in hand for the 2010 sailing season and the revenue visibility they provide, we believe that in fiscal 2011, we are well positioned based on current exchange rates and economic conditions to continue to improve our operating performance.

RAND
LOGISTICS, INC.